UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     June 18, 2008

                           METRO ONE DEVELOPMENT, INC.
           (Exact name of registrant as specified in its charter)

     Delaware                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission            (IRS Employer
  Jurisdiction of                 File Number)         Identification No.)
   Incorporation)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES.

Between June 18, 2008 and June 25, 2008, an existing investor converted
$16,160 principal amount of a convertible promissory note into an aggregate of 101,000,000 shares of our common stock, at a conversion rate of $0.00016 per share. Payments under the note are due on the tenth calendar day of each month and are convertible into shares of our common stock at eighty percent of the lowest closing best bid prices of our common stock for the ten trading days prior to the payment due date. We issued shares pursuant to this conversion as follows:

* On June 18, 2008, we issued 10,000,000 shares of our common stock.
* On June 19, 2008, we issued 20,000,000 shares of our common stock.
* On June 20, 2008, we issued 20,000,000 shares of our common stock.
* On June 24, 2008, we issued 24,000,000 shares of our common stock.
* On June 25, 2008, we issued 27,000,000 shares of our common stock.

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With respect to the issuance of our securities as described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were sold to an accredited investor. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

This report may contain forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-KSB and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.



                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Metro One Development, Inc.
                                          --------------------------
                                                (Registrant)

Date:    June 26, 2008

                                             /s/ Stuart Turk
                                          --------------------------
                                                 (Signature)

                                           Name: Stuart Turk
                                          Title: Chief Executive Officer and
                                                 President

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